                                                                    EXHIBIT 10.6

SILICON VALLEY BANK


AMENDMENT TO LOAN DOCUMENTS

BORROWER:         WIRELESS, INC.

DATE:             SEPTEMBER 13, 1999

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (" Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated February 27, 1999 (as amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. TERM LOAN. Section 1 of the Schedule is hereby amended to read as follows:

            "1. CREDIT LIMIT

                (Section 1.1):           An amount (the "Maximum Credit Limit")
                                         not to exceed the sum of (a) and (b)
                                         below:

                                               (a)  TERM LOAN. The unpaid
                                                    principal balance from
                                                    time to time
                                                    outstanding of the
                                                    term loan (the "Term
                                                    Loan") being made on
                                                    or about September 13,
                                                    1999, in the original
                                                    principal amount of
                                                    $1,000,000, as
                                                    evidenced by that
                                                    certain Secured
                                                    Promissory Note being
                                                    executed by Borrower
                                                    on or about September
                                                    13, 1999 (the "Term
                                                    Note"); plus

                                               (b)  REVOLVING LOANS. Loans
                                                    (the "Revolving
                                                    Loans") in an amount
                                                    not to exceed the
                                                    lesser of (i)
                                                    $2,000,000 at any one
                                                    time outstanding; or
                                                    (ii) 80% of the amount
                                                    of Borrower's Eligible
                                                    Receivables (as
                                                    defined in Section 8
                                                    above).

                                           Notwithstanding the definition
                                           of "Maturity Date" set forth
                                           herein, the maturity date of
                                           the Term Loan shall be as set
                                           forth in the Term Note."

         2. INTEREST. Section 2 of the Schedule is hereby amended to read as follows:

         "2. INTEREST.

                  INTEREST RATE

                  (Section 1.2):            On the Revolving Loans, a rate equal
                                            to the "Prime Rate" in effect from
                                            time to time, plus 2.50% per annum.
                                            On the Term Loan, a rate equal to
                                            the "Prime Rate" in effect from time
                                            to time, plus 3.0% per annum.
                                            Interest shall be calculated on the
                                            basis of a 360-day year for the
                                            actual number of days elapsed.
                                            "Prime Rate" mean the rate announced
                                            from time to time by Silicon as its
                                            "prime rate;" it is a base rate upon
                                            which other rates charged by Silicon
                                            are based, and it is not necessarily
                                            the best rate available at Silicon.
                                            The interest rate applicable to the
                                            Obligations shall change on each
                                            date there is a change in the Prime
                                            Rate.

                  MINIMUM MONTHLY
                  INTEREST (Section 1.2):   N/A."


         3. WARRANTS. Concurrently herewith, Borrower shall provide Silicon with five-year warrants to purchase 20,000 shares of Borrower's Series E Preferred stock, at $2.50 per share (the "Initial Series E Warrants"), on terms acceptable to Silicon, as set forth in the Warrant to Purchase Stock and related documents (including but not limited to an Anti-Dilution Agreement and Registration Rights Agreement) being executed concurrently with this Agreement. If between the date hereof and October 8, 1999, Borrower does not receive cash proceeds of at least $7,000,000 in consideration of Borrower's issuance of Series E Preferred stock,
(i) Borrower shall provide Silicon with five-year warranty to purchase an additional 8,000 shares of Borrower's Series E Preferred stock at $1.25 per share (the "Additional Series E Warrants"), on terms acceptable to Silicon, and
(ii) the strike price of the Initial Series E Warrants shall be amended from $2.50 per share to $1.25 per share. The Initial Series E Warrants and the Additional Series E Warrants shall be deemed fully earned on the date(s) of issuance thereof, shall be in addition to all interest and other fees, and shall be non-refundable.

         4. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $25,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that representation and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

        Borrower:                              Silicon:

WIRELESS, INC,                                 SILICON VALLEY BANK

By       /s/ William Gibson                    By  /s/ Matthew Grignon
   --------------------------------               -----------------------------
      President or Vice President                         Title  AVP
                                                               -----------------
By       /s/ Charlie Pai
   --------------------------------
     Secretary or Ass't Secretary

                                     CONSENT

         The undersigned acknowledges that his consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all further modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantee of the undersigned, all of which are hereby ratified and affirmed.

                             /s/ William Gibson
                             -------------------------
                                 WILLIAM GIBSON

                               SILICON VALLEY BANK
                             ANTI-DILUTION AGREEMENT

         THIS ANTIDILUTION AGREEMENT is entered into as of September 13, 1999, by and between SILICON VALLEY BANK ("Purchaser") and WIRELESS, INC..

                                    RECITALS

         A. Concurrently with the execution of this Antidilution Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

         B. By this Antidilution Agreement, the Purchaser and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a Diluting Issuance (as defined in Exhibit A to the Warrant).

         C. Capitalized terms used herein shall have the same meaning as set forth in the Warrant.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

                  1. DEFINITIONS. As used in this Antidilutian Agreement, the following terms have the following respective meanings:

                         (a)      "Option" means any right,  option,  or warrant
to subscribe for, purchase, or otherwise acquire common stock or Convertible Securities.

                         (b)      "Convertible Securities" means any evidences
of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for common stock.

                         (c)      "Issue" means to  grant, issue, sell,  assume,
or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur.

                         (d)      "Additional Common Shares" means all common
stock (including reissued shares) issued (or deemed to be issued pursuant to Section 2) after the date of the Warrant. Additional Common Shares does not include, however, any common stock issued in a transaction described in Sections
2.1 and 2.2 of the Warrant; any common stock Issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares: or common stock Issued as incentive or in a nonfinancing transaction to employees, officers, directors, or consultants to the Company.

                  10.6 TITLES AND SUBTITLES. The titles of the sections Agreement are for convenience of reference only and are not to be conxxx Antidilution Agreement.

                  10.7 COUNTERPARTS. This Antidilution Agreement xxx xxx number of counterparts, each of which shall be an original, but all constitute one instrument.

PURCHASER                                            COMPANY

SILICON VALLEY BANK                                  WIRELESS, INC.

By:    /s/ Matthew Grignon             By:  /s/ William E. Gibson
    ---------------------------             -------------------------------
Name:     Matthew Grignon              Name:    William E. Gibson
    ---------------------------             -------------------------------
         (print)                                        (print)

Title:       AVP                          Title:   Chairman of the
                                                   Board, President
                                                   or Vice President


Address:   3003 Tasman Dr.             Address:
           Santa Clara, CA                      -------------------------------
           95054                                -------------------------------
                                                -------------------------------

                               SILICON VALLEY BANK
                          REGISTRATION RIGHTS AGREEMENT

              THIS REGISTRATION RIGHTS AGREEMENT is entered into as of September 13, 1999, by and between SILICON VALLEY BANK ("Purchaser") and WIRELESS, INC..

                                    RECITALS

         A. Concurrently with the execution of this Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

         B. By this Agreement, the Purchaser and the Company desire to set forth the registration rights of the Shares all as provided herein.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1.1      REGISTRATION RIGHTS. The Company covenants and agrees as
                                       follows:

                  1.1    DEFINITIONS. For purposes of this Section 1:

                         (a)      The  term  "register,"  "registered,"  and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                         (b)      The term  "Registrable  Securities"  means (i)
the Shares (if Common Stock) or all shares of Common Stock of the Company issuable or issued upon conversion of the Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i).

                         (c)      The terms "Holder" or "Holders" means the
Purchaser or qualifying transferees under subsection 1.8 hereof who hold Registrable Securities.

                         (d)      The term "SEC" means the Securities and
Exchange Commission.

                  1.2    COMPANY REGISTRATION.

                         (a)      REGISTRATION.  If at any time or from time to
time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-1 or S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2, S-3 or S-18, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                  (i)    promptly  give to  each Holder  written
notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                                  (ii)   include in such registration (and
compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(b) below.

                         (b)      UNDERWRITING. If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.2(a)(i). In such event the right of any Holder to registration pursuant to this subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

                  1.3 EXPENSES OF REGISTRATION. All expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 1 including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities. All expenses of any registered offering not otherwise borne by the Company shall be borne pro rata among the Holders participating in the offering and the Company.

                  1.4 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.3, at its expense the Company will:

                         (a)      Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

                         (b)      Prepare and file with the SEC such amendments
and supplement to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                         (c)      Furnish to the Holders such numbers of copies
of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                         (d)      Use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such state or jurisdictions.

                         (e)      In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                         (f)      Notify each Holder of Registrable  Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstance then existing.

                  1.5    INDEMNIFICATION.

                         (a)      The  Company  will  indemnify  each  Holder of
Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act") or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

                         (b)      Each Holder will, if Registrable Securities
held by or issuable to such Holder are included in the securities, as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statements (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                         (c)      Each party entitled to indemnification under
this subsection 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  1.6 INFORMATION BY HOLDER. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

                  1.7 RULE 144 REPORTING. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

                         (a)      make and keep public information  available,
as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                         (b)      file with the SEC in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                         (c)      so long as a Holder owns any Registrable
Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

                  1.8 TRANSFER OF REGISTRATION RIGHTS. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2 and 1.7 may be assigned to a transferee or assignee of a Holder's Registrable Securities not sold to the public, provided, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The Company may prohibit the transfer of any Holders' rights under this subsection 1.8 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

         2.       GENERAL.

                  2.1 WAIVERS AND AMENDMENTS. With the written consent of the record or beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged, or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

                  2.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                  2.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  2.4 ENTIRE AGREEMENT. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  2.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address as set forth below, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Holder in writing.

                  2.6 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby,

                  2.7 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  2.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


PURCHASER                                            COMPANY

SILICON VALLEY BANK                                  WIRELESS, INC.

By: /s/ Mathew Grignon                             By: /s/ William E. Gibson
    ---------------------------------------------      -----------------------
Name:   Mathew Grignon                             Name:
    ---------------------------------------------       ----------------------
        (print)                                         (print)

Title:  AVP                                          Title: Chairman of the
-------------------------------------------------    Board, President or
Address  3003 Tasman Drive                           Vice President
-------------------------------------------------    Address:
         Santa Clara, CA 95054
-------------------------------------------------        -----------------------
-------------------------------------------------        -----------------------